Columbia Liberty Fund
Columbia Asset Allocation Fund
Columbia Dividend Income Fund
Columbia Common Stock Fund
Columbia Large Cap Growth Fund
Columbia Disciplined Value Fund
Columbia Small Cap Core Fund (Funds)

77B Accountant's Report on Internal Control
[PricewaterhouseCoopers logo]
PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110


             Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of placeCityColumbia Funds Series Trust I

In planning and performing our audits of the financial statements of Columbia Liberty Fund, Columbia Asset Allocation Fund, Columbia Dividend Income Fund, Columbia Common Stock Fund, Columbia Large Cap Growth Fund, Columbia Disciplined Value Fund, Columbia Small Cap Core Fund (the "Funds") as of and for the year ended September 30, 2006, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered the Funds' internal control over financial reporting, including control activities for safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

The management of the Funds is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A fund's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Such internal control over financial reporting includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a fund's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the funds' ability to initiate, authorize, record, process or report external financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the funds' annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

Our consideration of the Funds' internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control over financial reporting that might be significant deficiencies or material weaknesses under standards established by the Public Company Accounting Oversight Board (country-regionplaceUnited States). However, we noted no deficiencies in the Funds' internal control over financial reporting and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of September 30, 2006.

This report is intended solely for the information and use of management and the Board of Trustees of the Funds and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
November 27, 2006




77C Matters submitted to a vote of security holders

Columbia Growth Stock Fund
On September 6, 2006, a Special Meeting of the Shareholders of the Fund was held to approve the following item, as described in the Proxy Statement for the Meeting. The vote cast at the Meeting were as follows:

To approve an Agreement and Plan of Reorganization
For:         186,417,993.782 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      13,209,127.900  Shares of beneficial interest
Abstain:      10,685,226.862  Shares of beneficial interest


Columbia Young Investor Fund
On September 21, 2006, a Special Meeting of the Shareholders of the Fund was held to approve the following item, as described in the Proxy Statement for the Meeting. The vote cast at the Meeting were as follows:

To approve an Agreement and Plan of Reorganization
For:         317,931,275.376 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      21,693,625.655  Shares of beneficial interest
Abstain:      15,622,346.874  Shares of beneficial interest


Columbia Small Company Equity Fund (Fund)
On September 13, 2006, a Special Meeting of the Shareholders of the Fund was held to approve the following item, as described in the Proxy Statement for the Meeting. The vote cast at the Meeting were as follows:

To approve an Agreement and Plan of Reorganization
Columbia Small Company Equity Fund, CLass T
For:         1,684,996.509   Shares of beneficial interest being a majority
                             of the shares represented at the meeting.
Against:         78,803.285  Shares of beneficial interest
Abstain:         84,184.204  Shares of beneficial interest

Columbia Small Company Equity Fund
For:         7,507,992.294   Shares of beneficial interest being a majority
                             of the shares represented at the meeting.
Against:         83,094.496  Shares of beneficial interest
Abstain:         89,105.248  Shares of beneficial interest


Columbia Dividend Income Fund
77D Policies with respect to security investments

On June 13, 2006, the Board of Trustees approved the following non-fundamental investment restriction:

The Fund may not acquire securities of other registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the Investment Company Act of 1940, as amended.


Columbia Liberty Fund
Columbia Asset Allocation Fund
Columbia Dividend Income Fund
Columbia Common Stock Fund
Columbia Large Cap Growth Fund
Columbia Disciplined Value Fund
Columbia Small Cap Core Fund (Funds)

77E Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trust. As to Columbia, and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.



77H
Columbia Large Cap Growth Fund (Fund)
The client below no longer has controlling interest of the Fund:

BANK OF AMERICA NA
ATTN JOAN WRAY/FUNDS ACCOUNTING
411 N AKARD ST
DALLAS TX  75201-3307



77I Terms of new or amended securities


Effective September 22, 2006, Class E shares and Class F were added to Columbia Large Cap Growth Fund, with the following features:

Class E Shares
---------------------------------------------  ---------------------
Initial Sales Charge                                4.50%

Class E shares bought without an initial sales charge in accounts aggregating $500,000 to $5 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of the time of purchase.

Subsequent Class E share purchases that bring your account value above $500,000 are subject to a CDSC if redeemed within 12 months of the date of purchase.
The 12-month period begins on the first day of the month following each purchase.

For Class E share purchases of $500,000 or more, financial advisors receive a cumulative commission from the distributor as follows:

First $3 million 1.00%
Next $2 million 0.50%
Over $5 million 0.25%

--------------------------------------------- -----------------------

12b-1 Service Fee                                     0.35%

--------------------------------------------- -----------------------
12b-1  Distribution Fee                               0.00%


Class F Shares

Initial Sales Charge                               0.00%


Holding period after purchase               CDSC as % deducted when shares sold

Through first year                                 5.00
--------------------------------------------------
Through second year                                4.00
--------------------------------------------------
Through third year                                 3.00
-------------------------------------------------
Through fourth year                                3.00
-------------------------------------------------
Through fifth year                                 2.00
-------------------------------------------------
Through sixth year                                 1.00
-------------------------------------------------
Longer than six years                              0.00
-------------------------------------------------
Commission to financial advisors 4.00%.
Class F shares automatically convert to Class E shares after eight years.

12b-1 Service Fee                                0.25%
----------------------------------------- ------------
12b-1 Distribution Fee                          0.75%



77M Mergers

Columbia Large Cap Growth Fund
On September 6, 2006, the shareholders of Columbia Growth Stock Fund (Fund) approved an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of Columbia Growth Stock Fund to, and the assumption of all of the liabilities of, Columbia Growth Stock Fund by, Columbia Large Cap Growth Fund, in exchange for shares of Columbia Growth Stock Fund, and (ii) the distribution of such shares to the shareholders of Columbia Growth Stock Fund in complete liquidation of Columbia Growth Stock Fund.

On September 21, 2006, the shareholders of Columbia Tax-Managed Growth Fund
(Fund) approved an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of Columbia Tax-Managed Growth Fund to, and the assumption of all of the liabilities of, Columbia Tax-Managed Growth Fund by, Columbia Large Cap Growth Fund, in exchange for shares of Columbia Tax-Managed Growth Fund, and (ii) the distribution of such shares to the shareholders of Columbia Tax-Managed Growth Fund in complete liquidation of Columbia Tax-Managed Growth Fund.

Columbia Dividend Income Fund

On September 6, 2006, the shareholders of Columbia Utilities Fund (Fund) approved an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of Columbia Utilities Fund to, and the assumption of all of the liabilities of, Columbia Utilities Fund by, Columbia Dividend Income Fund, in exchange for shares of Columbia Dividend Income Fund, and (ii) the distribution of such shares to the shareholders of Columbia Utilities Fund in complete liquidation of Columbia Utilities Fund.



77O Transactions effected pursuant to Rule 10f-3
Columbia Asset Allocation Fund
On December 15, 2005, Columbia Asset Allocation Fund (Fund) purchased 25,000 par value of notes of Atlas Pipeline 8.125% 12/15/15 (Securities) for a total purchase price of $25,000 from Wachovia Capital Markets LLC pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers, Inc.


On December 8, 2005, Columbia Asset Allocation Fund (Fund) purchased 15,000 par value of notes of CMS Energy Corp 6.875% 12/15/15 (Securities) for a total purchase price of $15,000 from Citigroup Global Markets/Salomon Bros pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Merrill Lynch & Co; Keybank Capital Markets; Wedbush Morgan Securities Inc.


On November 8, 2005, Columbia Asset Allocation Fund (Fund) purchased 65,000 par value of notes of Crown Americas Inc. 7.75% 15 (Securities) for a total purchase price of $65,000 from Citigroup Global Markets/Salomon Bros pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Deutsche Bank Securities, Inc.; Lehman Brothers; BNP Paribas Securities Corp; ABN Amro; Credit Lyonnais; Credit Suisse First Boston Corp; Scotia Capital, Inc.


On December 6, 2005, Columbia Asset Allocation Fund (Fund) purchased 7,005 par value of notes of XL Capital Ltd (Securities) for a total purchase price of $175,125 from Citigroup Global Markets/Salomon Bros pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Goldman Sachs & Co.; JP Morgan; Merrill Lynch & Co.; Wachovia Securities; Deutsche
Bank Securities, Inc.; Lehman Brothers; Calyon Securities (USA) Incc; ING Financial Markets LLC; Keybanc Capital Markets; UBS Investment Bank; Barclays Capital; HSBC; Lazard Capital Markets; ABN AMRO Rothschild LLC.

On December 6, 2005, Columbia Asset Allocation Fund (Fund) purchased 4,229 par value of notes of XL Capital Ltd (Securities) for a total purchase price of $274,885 from Citigroup Global Markets/Salomon Bros pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Goldman Sachs & Co.; JP Morgan; Merrill Lynch & Co.; Wachovia Securities; Deutsche
Bank Securities, Inc.; Lehman Brothers; Calyon Securities (USA) Incc; ING Financial Markets LLC; Keybanc Capital Markets; UBS Investment Bank; Barclays Capital; HSBC; Lazard Capital Markets; ABN AMRO Rothschild LLC.


Columbia Common Stock Fund
On December 6, 2005, Columbia Common Stock Fund (Fund) purchased 14,419 par value of notes of XL Capital Ltd (Securities) for a total purchase price of $937,235 from Citigroup Global Markets/Salomon Bros pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Goldman Sachs & Co.; JP Morgan; Merrill Lynch & Co.; Wachovia Securities; Deutsche
Bank Securities, Inc.; Lehman Brothers; Calyon Securities (USA) Incc; ING Financial Markets LLC; Keybanc Capital Markets; UBS Investment Bank; Barclays Capital; HSBC; Lazard Capital Markets; ABN AMRO Rothschild LLC.



Columbia Small Company Equity Fund


On June 28, 2006 Columbia Small Company Equity (Fund) purchased 1,706 par value of bonds of J Crew (Securities) for a Total purchase price of $34,120 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse; UBS Investment Bank; Deutsche Bank Securities; JP Morgan


Columbia Asset Allocation Fund

On April 20, 2006 Columbia Asset Allocation Fund (Fund) purchased 412 par value of bonds of Complete Production Services (Securities) for a Total purchase price of $9,888 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse; UBS Investment Bank; Jefferies & Company; Johnson Rice & Company L.L.C.; Raymond James; Simmons & Company International; Pickering Energy Partners


Columbia Asset Allocation Fund

On May 24, 2006 Columbia Asset Allocation Fund (Fund) purchased 250 par value of bonds of Mastercard Inc. (Securities) for a Total purchase price of $9,732 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.



Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co.Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Asset Allocation Fund

On May 24, 2006 Columbia Asset Allocation Fund (Fund) purchased 39 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $1,529 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment



Columbia Asset Allocation Fund

On May 24, 2006 Columbia Asset Allocation Fund (Fund) purchased 39 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $1,529 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Asset Allocation Fund

On May 24, 2006 Columbia Asset Allocation Fund (Fund) purchased 39 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $1,529 from Deutsche Bank Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment



Columbia Asset Allocation Fund

On May 24, 2006 Columbia Asset Allocation Fund (Fund) purchased 39 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $1,529 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.



Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Asset Allocation Fund

On May 24, 2006 Columbia Asset Allocation Fund (Fund) purchased 39 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $1,529 from Piper Jaffrey pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Asset Allocation Fund

On May 24, 2006 Columbia Asset Allocation Fund (Fund) purchased 268 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $10,452 from KeyBanc Capital Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Asset Allocation Fund

On May 24, 2006 Columbia Asset Allocation Fund (Fund) purchased 1,148 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $44,772 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment



Columbia Asset Allocation Fund

On May 24, 2006 Columbia Asset Allocation Fund (Fund) purchased 180 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $7,036 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Asset Allocation Fund

On May 24, 2006 Columbia Asset Allocation Fund (Fund) purchased 180 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $7,036 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Asset Allocation Fund

On May 24, 2006 Columbia Asset Allocation Fund (Fund) purchased 180 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $7,036 from Deutsche Bank Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment

Columbia Asset Allocation Fund

On May 24, 2006 Columbia Asset Allocation Fund (Fund) purchased 180 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $7,036 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Asset Allocation Fund

On May 24, 2006 Columbia Asset Allocation Fund (Fund) purchased 180 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $7,036 from Piper Jaffrey pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Asset Allocation Fund

On May 24, 2006 Columbia Asset Allocation Fund (Fund) purchased 1,230 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $47,970 from KeyBanc Capital Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Asset Allocation Fund

On April 19, 2006 Columbia Asset Allocation Fund (Fund) purchased 25,000 par value of bonds of Chemtura Corp 6.875% 6/01/16 (Securities) for a Total purchase price of $24,863 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse; Citigroup; ABN Amro; Greenwich Capital Markets Inc.; Morgan Stanley; Wachovia.


Columbia Asset Allocation Fund

On June 28, 2006 Columbia Asset Allocation Fund (Fund) purchased 179 par value of bonds of J Crew Inc (Securities) for a Total purchase price of $3,580 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse; UBS Investment Bank; Deutsche Bank Securities; JP Morgan


Columbia Asset Allocation Fund

On April 11, 2006 Columbia Asset Allocation Fund (Fund) purchased 25,000 par value of bonds of Avis Budget Car 7.625% 5/11/14 (Securities) for a Total purchase price of $25,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Deutsche Bank Securities, Inc.; JP Morgan Securities; Wachovia Securities, Inc.;
Barclays Capital; Calyon Securities USA Inc.; Credit Suisse; Daiwa Securities America, Inc.; Goldman Sachs & Co.; Mitsubishi UFJ Securities Internat; RBS Greenwich Capital; Scotia Capital Inc.; Williams Capital Group, LP.



Columbia Asset Allocation Fund

On April 11, 2006 Columbia Asset Allocation Fund (Fund) purchased 10,000 par value of bonds of Avis Budget Car 7.75% 5/15/16 (Securities) for a Total purchase price of $10,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the Underwriting syndicate for the aforementioned Securities: Citigroup; Deutsche Bank Securities, Inc.; JP Morgan Securities; Wachovia Securities, Inc.;
Barclays Capital; Canyon Securities USA Inc.; Credit Suisse; Daiwa Securities America, Inc.; Goldman Sachs & Co.; Mitsubishi UFJ Securities Internet; RBS Greenwich Capital; Scotia Capital Inc.; Williams Capital Group, LP.


Columbia Asset Allocation Fund

On April 11, 2006 Columbia Asset Allocation Fund (Fund) purchased 5,000 par value of bonds of Avis Budget Car Floating Rate Note 5/15/14 (Securities) for a Total purchase price of $5,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Deutsche Bank Securities, Inc.; JP Morgan Securities; Wachovia Securities, Inc.; Barclays Capital; Calyon Securities USA Inc.; Credit Suisse; Daiwa Securities America, Inc.; Goldman Sachs & Co.; Mitsubishi UFJ Securities Internat; RBS Greenwich Capital; Scotia Capital Inc.; Williams Capital Group, LP.


Columbia Asset Allocation Fund

On May 12, 2006 Columbia Asset Allocation Fund (Fund) purchased 30,000 par value of bonds of Embarq Corp 7.995% 6/1/16 (Securities) for a Total purchase price of $29,998 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear, Stearns & Co. Inc.; Goldman, Sachs & Co.; Lehman Brothers; Citi Group; Barclays Capital; Mitsubishi UFJ Securities; JP Morgan; RBS Greenwich Capital; Wachovia Securities


Columbia Asset Allocation Fund

On May 4, 2006 Columbia Asset Allocation Fund (Fund) purchased 95,000 par value of bonds of Allied Waste North America 7.125% 05/15/16 (Securities) for a Total purchase price of $94,167 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.



Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citi Group; JP
Morgan; UBS; BNP Paribas; Calyon Securities USA Inc.; Credit Suisse; Deutsche Bank Securities Inc.; Scotia Capital Inc.; Wachovia Securities Inc.



Columbia Asset Allocation Fund

On April 6, 2006 Columbia Asset Allocation Fund (Fund) purchased 15,000 par value of bonds of Autonation Inc Float Rate Note 04/15/13 (Securities) for a Total purchase price of $15,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Comerica Securities; Daiwa Securities America Inc.; Wells Fargo Securities


Columbia Asset Allocation Fund

On April 6, 2006 Columbia Asset Allocation Fund (Fund) purchased 25,000 par value of bonds of Autonation Inc 7.00% 04/14/14 (Securities) for a Total purchase price of $25,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Comerica Securities; Daiwa Securities America Inc.; Wells Fargo Securities





Columbia Asset Allocation Fund

On May 11, 2006 Columbia Asset Allocation Fund (Fund) purchased 115,000 par value of bonds of Dean Foods 7.00% 06/01/16 (Securities) for a Total purchase price of $114,545 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Bank of New York; Bank of Tokyo Mitsubishi Limited; Barclays Bank PLC; BNP Paribas Group Calyon New York; Harris Nisbitt; JP Morgan Securities; PNC Bank; Rabobank
International: RBC Capital Markets; Royal Bank of Scotland; SunTrust Bank; Wachovia Securities Inc.; Wells Fargo.


Columbia Asset Allocation Fund

On June 28, 2006 Columbia Asset Allocation Fund
(Fund) purchased 40,000 par value of bonds of Autonation Inc Float Rate Note 04/14/13 (Securities) for a Total purchase price of $39,019 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Comerica Securities; Daiwa Securities America Inc.; Wells Fargo Securities

Columbia Liberty Fund


On May 24, 2006 Columbia Liberty Fund (Fund) purchased 2,358 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $91,960 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment

Columbia Liberty Fund


On May 24, 2006 Columbia Liberty Fund (Fund) purchased 371 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $14,451 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Liberty Fund

On May 24, 2006 Columbia Liberty Fund (Fund) purchased 371 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $14,451 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Liberty Fund

On May 24, 2006 Columbia Liberty Fund (Fund) purchased 371 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $14,451 from Deutsche Bank Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Liberty Fund

On May 24, 2006 Columbia Liberty Fund (Fund) purchased 371 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $14,451 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment

Columbia Liberty Fund

On May 24, 2006 Columbia Liberty Fund (Fund) purchased 371 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $14,451 from Piper Jaffrey pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment

Columbia Liberty Fund

On May 24, 2006 Columbia Liberty Fund (Fund) purchased 2,526 par value of bonds of Mastercard Inc (Securities) for a Total purchase price of $98,529 from Keybanc Capital MarketsBear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


Columbia Asset Allocation Fund

On September 15, 2006 Columbia Asset Allocation Fund (Fund) purchased
30,000 par value of notes of Lyondell Chemical 8.25% 9/15/16
(Securities) for a Total purchase price of $ 30,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; JP Morgan; Morgan Stanley; BNY Capital Markets; Deutsche Bank Securities Inc.; HVB Capital Markets Inc./New York; Natexis Belichroeder Inc.; Scotia Capital Inc.; Societe Generale; UBS Securities LLC; Wachovia Securities, Inc.


Columbia Asset Allocation Fund

On September 15, 2006 Columbia Asset Allocation Fund (Fund) purchased 45,000 par value of bonds of Lyondell Chemical 8.00% 9/15/14 (Securities) for a Total purchase price of $ 45,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; JP Morgan; Morgan Stanley; BNY Capital Markets; Deutsche Bank Securities Inc.; HVB Capital Markets Inc./New York; Natexis Belichroeder Inc.; Scotia Capital Inc.; Societe Generale; UBS Securities LLC; Wachovia Securities, Inc.

Columbia Asset Allocation Fund

On September 14, 2006 Columbia Asset Allocation Fund (Fund) purchased 165,000 par value of notes of Anadarko Petroleum Corp 5.95% 9/15/16 (Securities) for a Total purchase price of $164,221 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Credit Suisse; Goldman Sachs & Co.; stocktickerUBS Securities LLC; BMO Capital Markets; BNP Paribas; Deutsche Bank Securities Inc; Greenwich Capital Markets Inc.; LaSalle Bank, stocktickerNA; Mitsubishi UFJ Securities Co. Ltd; Morgan Stanley; Wachovia Securities Inc., Calyon Securities USA Inc.; DnB NOR Markets; Scotia Capital Inc.; SG Americas Securities LLC


Columbia Liberty Fund

On September 14, 2006 Columbia Liberty Fund (Fund) purchased 315,000 par value of notes of Anadarko Petroleum Corp 5.95% 9/15/16 (Securities) for a Total purchase price of $313,513 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Credit Suisse; Goldman Sachs & Co.; UBS Securities LLC; BMO Capital Markets; BNP Paribas; Deutsche Bank Securities Inc; Greenwich Capital Markets Inc.; LaSalle Bank, Mitsubishi UFJ Securities Co. Ltd; Morgan Stanley; Wachovia Securities Inc., Calyon Securities USA Inc.; DnB NOR Markets; Scotia Capital Inc.; SG Americas Securities LLC


Columbia Asset Allocation Fund

On August 1, 2006 Columbia Asset Allocation Fund (Fund) purchased 70,000 par value of notes of Anadarko Petroleum Corp 5.95% 9/15/16 (Securities) for a Total purchase price of $70,000 from CitiGroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Credit Suisse; Goldman Sachs & Co.; UBS Securities LLC; Banc of America Securities LLC; BMO Capital Markets; BNP Paribas; Deutsche Bank Securities Inc; Greenwich Capital Markets Inc.; LaSalle Bank, Mitsubishi UFJ Securities Co. Ltd; Morgan Stanley; Wachovia Securities Inc., Calyon Securities USA Inc.; DnB NOR Markets; Scotia Capital Inc.; SG Americas Securities LLC


77Q1 Exhibits

Management Agreements herein incorporated by reference to Accession Number 0000773757-06-000196.